                                                                    Exhibit 10.1


                   FIRST AMENDMENT AND WAIVER WITH RESPECT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                   -------------------------------------------

     This FIRST AMENDMENT AND WAIVER WITH RESPECT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Waiver") is entered into as of this 17th day of October, 2001, by and among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lender, Swing Line Lender and as Agent ("Agent"), the Credit Parties signatory hereto and the Requisite Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

     WHEREAS, Borrower, certain Credit Parties, Agent and Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of June 19, 2001 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Requisite Lenders, Borrower and the Credit Parties agree as follows:

     SECTION 1. WAIVER REGARDING ADDITIONAL INDEBTEDNESS. Agent and Requisite Lenders hereby waive the provisions of Section 6.3 of the Credit Agreement to permit the Ultimate Parent to incur up to $35,000,000 of Indebtedness consisting of short-term unsecured promissory notes issued on or before November 1, 2001 with a maturity date of 85 to 95 days following the date of issuance, in accordance in all material respects with a letter agreement to be entered into between Ultimate Parent and U.S. Bancorp Piper Jaffray Inc. substantially in the form of Exhibit A attached hereto (the "Short-Term Notes"). This waiver is limited to a single issuance of Short-Term Notes as described above.

     SECTION 2. FULL CASH DOMINION. Borrower hereby consents to Agent's issuance of an Activation Notice to the Concentration Account Bank in accordance with Schedule E to the Credit Agreement, regardless of whether an Event of Default has occurred and is continuing.

     SECTION 3. CLEAN DOWN PERIOD. Clause (iv) of Section 1.1(a) of the Credit Agreement is restated to read as follows:

     (iv) Borrower shall cause the outstanding principal balance of the Revolving Credit Advances and Swing Line Loan to be reduced to zero ($0) for the first ninety (90) consecutive days of each calendar year.

     SECTION 4. GOB CAP. Clause (v) of Section 1.1(a) of the Credit Agreement is restated to read as follows:

     (v) Notwithstanding any provision to the contrary set forth herein, in no event shall the sum of the outstanding Revolving Loan (including the Swing Line Loan) plus the outstanding principal balance of Term Loan B exceed ninety-five percent (95%) of the amount which could be realized upon a sale of Borrower's inventory pursuant to a going out of business sale as determined in accordance with the then most recent appraisal delivered to Agent pursuant to subsection (f) of Schedule H (the "GOB Cap"); provided that during the months of October, November and December of each year the GOB Cap shall be determined by reference to appraisals reflecting peak season liquidation values for Inventory.

     SECTION 5. INTEREST RATES. Section 1.6 of the Credit Agreement is restated to read in its entirety as follows:

     The Applicable Swing Line Margin, Applicable Index Margin, Applicable LIBOR Margin and Applicable L/C Margin will be 2.75%, 1.50%, 2.75% and 2.25%, respectively, effective as of the date of the First Amendment and Waiver with Respect to Credit Agreement and shall not be subject to adjustment. The Seasonal Over-Advances shall bear interest (i) at the LIBOR Rate or the Index Rate, plus the Applicable Margin(s) or (ii) the Applicable L/C Margin, plus, in each case, 100 basis points per annum. For purposes of this Section, Advances, Letter of Credit Obligations or Eligible Trade L/C Obligations constituting Seasonal Over-Advances shall be deemed to constitute the last Advances made (or Letter of Credit Obligations or Eligible Trade L/C Obligations incurred) and the first Advances repaid (or Letter of Credit Obligations or Eligible Trade L/C Obligations discharged).

     SECTION 6. BORROWING BASE CERTIFICATE. Exhibit 4.1(b) to the Credit Agreement is restated in the form of Exhibit 4.1(b) attached hereto.

     SECTION 7. COMPLIANCE CERTIFICATE. With respect to Borrower's Fiscal Year ending on or about January 31, 2002, Borrower shall deliver to Agent and Lenders a Compliance Certificate of the type described in Annex G, clause (d)(i) (based on unaudited Financial Statements) on or before March 31, 2002.

     SECTION 8. PREPAYMENT OF OTHER INDEBTEDNESS. The following sentence is added to Section 6.3:

     No Credit Party shall directly or indirectly voluntarily prepay, repurchase or redeem any Indebtedness other than the Obligations.

     SECTION 9. CONDITIONS TO EFFECTIVENESS. This Waiver shall be effective upon execution and delivery hereof by Requisite Lenders and the Credit Parties listed on the signature pages hereto.

     SECTION 10. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

          (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of similar import shall mean and be a reference to the Credit Agreement as modified hereby.

     SECTION 11. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs, and expenses, including the fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Waiver.

     SECTION 12. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     SECTION 13. HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute part of this Waiver for any other purposes.

     SECTION 14. COUNTERPARTS. This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     SECTION 15. CONFIDENTIALITY. The matters set forth herein are subject to
Section 11.18 of the Credit Agreement, which is incorporated herein by reference.


                            (signature pages follow)

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
First Amendment and Waiver With Respect to Third Amended and Restated Credit Agreement as of the date first written above.


                                       BORROWER:

                                       WILSONS LEATHER HOLDINGS INC.


                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title: Senior Vice President & CFO
                                              ----------------------------------


                                       AGENT:

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent, Lender and Swing
                                       Line Lender


                                       By: /s/ Leanne C. Manning
                                           -------------------------------------
                                       Name: Leanne C. Manning
                                             -----------------------------------
                                       Title Duly Authorized Signatory
                                             -----------------------------------


                                       LENDERS:

                                       FLEET NATIONAL BANK, as Lender


                                       By: /s/ Kathleen A. Dimock
                                           -------------------------------------
                                       Name: Kathleen A. Dimock
                                             -----------------------------------
                                       Title Director
                                             -----------------------------------


                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       as Lender


                                       By: /s/ Evelyn Kusold
                                           -------------------------------------
                                       Name: Evelyn Kusold
                                             -----------------------------------
                                       Title AVP
                                             -----------------------------------

                                       FIRST UNION NATIONAL BANK, as Lender


                                       By: /s/ Joan Anderson
                                           -------------------------------------
                                       Name: Joan Anderson
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION, as Lender


                                       By: /s/ Scott Singer
                                           -------------------------------------
                                       Name: Scott Singer
                                             -----------------------------------
                                       Title Relationship Manager
                                             -----------------------------------


                                       HARRIS TRUST AND SAVINGS BANK, as
                                       Lender


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title
                                             -----------------------------------

     The following Persons are signatories to this Waiver in their capacity as Credit Parties and not as Borrowers.

                                       WILSONS THE LEATHER EXPERTS INC.


                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title: Senior Vice President & CFO
                                              ----------------------------------


                                       WILSON'S CENTER, INC.


                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title Senior Vice President & CFO
                                             -----------------------------------


                                       ROSEDALE WILSON'S, INC.


                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title Senior Vice President & CFO
                                             -----------------------------------


                                       RIVER HILLS WILSONS, INC.


                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title Senior Vice President & CFO
                                             -----------------------------------


                                       BERMANS THE LEATHER EXPERTS INC.


                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title Senior Vice President & CFO
                                             -----------------------------------